NONCOMPETITION AND NONDISCLOSURE AGREEMENT

     NONDISCLOSURE AND NONCOMPETITION AGREEMENT dated as of November 10, 1997, between Robert P. Lobban ("Employee") and TITAN MOTORCYCLE COMPANY OF AMERICA, INC., a Nevada corporation (the "Company").

RECITALS:

     A. Employee is to become an employee of the Company and will derive substantial benefits as a result of being employed by the Company.

     B. Employee's delivery to the Company of this Agreement is a condition to the Company's agreeing to employ Employee.

     C. As an inducement to the employment of Employee, the parties hereto desire to enter into this Agreement.

AGREEMENT:

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. NONDISCLOSURE.

          (a) CONFIDENTIAL INFORMATION. Employee acknowledges and agrees that the Confidential Information constitutes valuable, special, confidential and unique assets of the Company. For purposes of this Agreement, "Confidential Information" means any proprietary information, technical data, trade secrets or know-how of the Company, its subsidiaries or its affiliates, including without limitation research, product plans, products, services, customer lists and customers (including without. limitations customers of the Company with whom Employee becomes acquainted during the term of Employee's employment or on whom Employee calls during such term), employee lists and employees, markets, software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, marketing, finances, production methods, pricing information, purchasing information, or other business information of the Company, its subsidiaries or its affiliates. Confidential Information does, not include items which (i) become lawfully available to the public other than as a result of a disclosure by Employee or Employee's representatives or agents, (ii) was lawfully available on a nonconfidential basis prior to its disclosure by Employee or Employee's representatives or agents, or (iii) lawfully becomes available on a nonconfidential basis from a source other than Employee or Employee's representatives or agents.

          (b) NONDISCLOSURE. Employee shall hold the Confidential Information in trust and the strictest confidence for the Company at all times. Employee shall not, either during or after the term of his or her employment, use to the detriment of the Company, or for the benefit of any other person or otherwise misuse the Confidential Information. Employee shall not directly or indirectly disclose, divulge, or communicate the Confidential Information to any person without the prior written consent of the Company. Employee acknowledges that the Confidential Information that employee acquired or developed while Employee was an employee of the Company is the property of the Company, and Employee shall treat the confidential information as a fiduciary of the Company. Employee agrees not to reproduce or remove from the Company any Company business records or the Confidential Information, without the prior written consent of the president or the chief executive officer of the Company or a duly authorized designee thereof.

          (c) FORMER EMPLOYER INFORMATION. Employee shall not, during employment with the Company, improperly use or disclose any proprietary information or trade secrets of any former or concurrent employer or other person. Employee shall not bring onto the premises. of the Company any unpublished document or proprietary information belonging to any such employer or person, unless consented to in writing by such employer or person.

          (d) THIRD-PARTY INFORMATION. Employee acknowledges and agrees that the Company has received and in the future will receive from third parties their confidential or proprietary information subject to a duty on the Company's part to maintain the confidentiality of such information and to use it only for certain limited purposes. Employee shall, hold all such confidential or proprietary information in trust and the strictest confidence. Employee shall not disclose to any person or use such information, except if necessary in carrying out Employee's work for the Company consistent with the Company's agreement with such third party.

     2. INVENTIONS.

          (a) INVENTIONS RETAINED AND LICENSED. Employee has attached hereto, as Exhibit A, a list describing all inventions, original works of authorship, developments, improvements, and trade secrets which were made by Employee prior to Employee's employment with the Company, which belong to Employee, which relate to the Company's proposed business, products or research and development, and which are not assigned to the Company hereunder (collectively referred to as "Prior Inventions"). If no such list is attached, Employee represents that there are no such Prior Inventions. If in the course of Employee's employment with the Company, Employee incorporates into a Company product, process or machine a Prior Invention owned by Employee or in which Employee has an interest, the Company is hereby granted and shall have a nonexclusive, royalty-free, irrevocable, perpetual, worldwide license to make, have made, modify, use and sell such Prior Invention as part or in connection with such product, process or machine.

          (b) ASSIGNMENT OF INVENTIONS. Employee agrees that Employee will promptly make full written disclosure to the Company, will hold in trust for the sole right and benefit of the Company, and hereby assigns to the Company, or its designee, all Employee's right, title and interest in and to any and all inventions, original works of authorship, developments, concepts, improvements or trade secrets, whether or not patentable or registrable under copyright or similar laws, which Employee may solely or jointly conceive or develop or reduce to practice, or cause to be conceived or developed or reduced to practice, during the period of time Employee is in the employ of the Company (collectively, "Inventions"). Employee further acknowledges that all original works of authorship which are made by Employee (solely or jointly with others) within the scope of, and during the period of Employee's employment with the Company and which are protectible by copyright are "works made for hire," as that term is defined in the United States Copyright Act. Employee agrees to keep and maintain adequate and current written records of all Inventions made by Employee (solely or jointly with others) during the term of Employee's employment with the Company. The records will be in the form of notes, sketches, drawings, and any other format that may be specified by the Company. The records will be available to and remain the sole property of the Company at all times.

          (c) PATENT AND COPYRIGHT REGISTRATIONS. Employee agrees to assist the Company, or its designee, at the Company's expense, in every proper way to secure the Company's rights in the Inventions and any copyrights, patents or other intellectual property rights relating thereto in any and all countries. Such assistance shall include the disclosure to the Company of all pertinent information and data with respect thereto, the execution of all applications, specifications, oaths, assignments and all other instruments which the Company shall deem necessary in order to apply for -and obtain such rights and in order to assign and convey to the Company, its successors, assigns and nominees the sole and exclusive rights, title and interest in and to such Inventions, and any copyrights, patents or other intellectual property rights relating thereto. Employee's obligation to execute or cause to be executed, any such instrument or papers shall continue after the termination of this Agreement. In anticipation of the possibility that the Company might be unable in the future because of Employee's mental or physical incapacity or for any other reason to secure Employee's signature to apply for or to pursue any application for any United States or foreign patents or copyright registrations covering Inventions or original works of authorship assigned to the Company as above, Employee hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as Employee's agent and attorney in fact, to act for and in Employee's behalf and stead to execute and file any such applications and to do all other lawfully permitted acts to further the prosecution and issuance of copyright registrations thereon with the same legal force and effect as if executed by Employee.

     3. CONFLICTING EMPLOYMENT. During the term of Employee's employment with the Company, Employee not engage in any other employment, occupation, consulting or other business activity directly related to the business in which the Company is involved. Employee shall not engage in any other activities that conflict with Employee's obligations to the Company.

     4. LEAVING THE COMPANY. At the time of leaving the employ of the Company, Employee shall deliver to the Company (and shall not keep in Employee's possession, recreate or deliver to anyone else) any and all devices, records, data, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property, or reproductions of any aforementioned items developed by Employee pursuant to Employee's employment with the Company or otherwise belonging to the Company, its successors or assigns. If Employee leaves the employ of the Company, Employee hereby grants consent to notification by the Company to Employee's new employer about Employee's rights and obligations under this Agreement.

     5. COVENANT NOT TO COMPETE.

          (a) GENERAL. Employee represents, acknowledges and covenants as follows:

               (i) Concurrently with execution of this Agreement, Employee is becoming an employee of the Company.

               (ii) This covenant shall be given the interpretation customarily and usually given to covenants given in connection with employment, to the end that the value of the business of the Company and the goodwill held by and inuring to the benefit of the Company shall not be derogated.

               (iii) The restrictions and covenants hereinafter set forth are reasonable and necessary in order to protect the legitimate interests of the Company, taking into account all of the terms and conditions thereof and the circumstances extant at the present time.

          (b) COVENANTS. Employee covenants and agrees that for the period commencing on the date hereof and terminating on the date which is one (1) year after the date upon which Employee's employment with the Company is terminated for any reason, within any county in which the Company or any subsidiary or affiliate of the Company conducts business, or in any other county in any state of the United States, or any country or political subdivision in the world, shall not directly or indirectly:

               (i) Enter the employ of, manage, operate, control or render any services to, any person engaged in any business competitive with the business of the Company (other than the Company or a subsidiary or affiliate of the Company);

               (ii) Act as advisor or consultant to any person engaged in the business in which the Company is engaged (other than the Company or a subsidiary or affiliate of the Company);

               (iii) Induce any of the Company's customers to patronize any other person who competes with the business of the Company, or interfere, in any manner, with the Company's relationships with its customers;

               (iv) Interfere in any manner with the Company's relationships with its suppliers, distributors, retailers or agents;

               (v) Solicit, induce, recruit or encourage any of the Company's employees to leave their employment, or take away such employees, or attempt any of the foregoing,

               (vi) Engage in such business on his own account;

               (vii) Own, hold a financial interest in, participate in, or otherwise be or become interested in such business, directly or indirectly, as an individual, owner, proprietor, partner, shareholder, director, officer, manager, principal, agent, employee, trustee, consultant, independent contractor or any other relationship or capacity (other than the Company or a subsidiary or affiliate of the Company);

               (viii) Disparage the Company.

For purposes of this Agreement, "the business of the Company" and "such business" shall mean the business of designing, manufacturing, assembling and selling motorcycles and parts, accessories and other items used in connection with or pertaining to motorcycles. Notwithstanding the foregoing provisions of this Section, nothing contained In this Section shall be deemed to prohibit
Employee from acquiring, solely as an investment, less than 2% of the outstanding publicly-traded shares of capital stock of any corporation.

     6. ENFORCEMENT.

          (a) INADEQUATE LEGAL REMEDIES. Employee acknowledges and agrees that the purposes of this Agreement include without limitation the preservation and protection of the Company's valuable intangible and intellectual property rights, the value of which is not easily susceptible to measurement. Employee further acknowledges and agrees, therefore, that no remedy at law exists adequately to protect the Company in the event Employee breaches any of the covenants contained herein. Accordingly, if the Company institutes any proceeding to enforce any provision hereof, Employee hereby waives the claim or defense that the Company has an adequate remedy at law.

          (b) REMEDIES. If Employee commits a breach, or threatens to commit a breach, of any of the provisions of this Agreement, the Company shall have the following rights and remedies:

               (i) The right and remedy to have the provisions hereof specifically enforced by any court having equity jurisdiction, including the right to enjoin the acts of Employee which constitute a breach of such covenant by temporary restraining order, injunction pendente lite and permanent injunction, and, where applicable and necessary to provide complete relief to the Company, by mandatory injunction.

               (ii) The right and remedy to require Employee to account for and pay over to the Company all compensation, profits, monies, accruals, increments or other benefits (collectively, "Benefits") derived or received by Employee as the result of any transactions constituting a breach of any of the provisions of this Section. Employee hereby agrees to account for and pay over such Benefits to the Company.

               (iii) In furtherance of and in addition to the foregoing, for each separately identifiable breach of a covenant set forth herein, Employee shall be obligated to pay to the Company as liquidated damages, and not as a penalty, the sum of $5,000. In the case of a continuing violation, each day thereof shall constitute a separately identifiable breach.

Each of the rights and remedies enumerated above shall be independent of the other, and shall be severally enforceable, and all of such rights and remedies shall be in addition to, and not in lieu of, any other rights and remedies available to the Company under law or in equity.

     7. SEVERABILITY.

          (a) GENERAL. If any of the covenants contained herein, or any part thereof, is hereafter construed to be invalid or unenforceable, then (at the election of the Company) the same shall not affect the remainder of the covenant or covenants, which shall be given full effect, without regard to the invalid portions.

          (b) AUTOMATIC REFORMATION. If a court of competent jurisdiction shall find that any of the covenants contained herein, or any part thereof, is excessively broad as to geographic area, time, duration, scope, activity or subject, the parties agree that such covenant shall be construed solely in a manner that shall limit or reduce it (or any particular aspect or aspects thereof) so as to render the covenant enforceable to the maximum extent compatible with then applicable law. The court making such finding is hereby authorized, and shall have the power, to so limit or reduce such provision. In its limited or reduced form, said provision shall then be enforceable.

          (c) TOLLING. In the event of any breach or violation of the restrictions contained herein, the time period specified herein shall abate during the time of any violation or breach hereof, and that portion remaining at the time of commencement of any violation shall not begin to run until such violation has been fully and finally cured.

          (d) INDEPENDENCE. The covenants contained herein shall be construed as constituting agreements independent of any other agreements. given or made in connection with this Agreement, so that the existence. of any claim or cause of action by any party to any of the other agreements against the Company, whether predicated on this Agreement or any of the other agreements, or otherwise, shall not constitute a defense to the enforcement by the Company of such covenants.

     8. NO OTHER AGREEMENTS; CONSIDERATION. Employee represents and warrants that Employee is not a party to any other agreement which will interfere with Employee's full compliance herewith. Employee also represents and warrants that a significant portion of Employee's compensation constitute part of the consideration for the covenants and agreements made by Employee herein.

     9. NON-ALIENATION. The covenants, agreements and representations of Employee contained herein are personal in nature, and Employee shall not, without the prior written consent of the Company, assign, delegate or transfer this Agreement or any rights or obligations hereunder, except that this Agreement shall insure to the benefit of and be binding upon Employee's estate, heirs and personal representatives. The Company shall be entitled to assign, delegate, or transfer this Agreement or any of the Company's rights or obligations hereunder to any person. In the case and to the extent of any such assignment, delegation or transfer by the Company, this Agreement shall subject to the provisions hereof, be binding upon and insure to the benefit of such person, and such person shall discharge and perform all the obligations of the Company hereunder. Employee shall not have any right to pledge, hypothecate, anticipate or in any way create a lien upon any interest of Employee in or arising under this Agreement. No benefits arising or payable hereunder shall be assignable by Employee in anticipation of payment either by voluntary or involuntary acts, or by operation of law.

     10. COUNTERPARTS. This Agreement may be executed in any number of counterparts. Each counterpart shall be deemed an original instrument. All counterparts collectively shall be a single Agreement, binding on all of the parties hereto, notwithstanding that all of the parties are not signatory to the original or the same counterparts.

     11.  BINDING  EFFECT.   Subject  to  the  provisions   hereof   restricting
assignment, this Agreement shall be binding upon and inure to the benefit of the parties hereto, their legal representatives, successors and assigns.

     12. APPLICABLE LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of Arizona without giving effect to any choice of law provision or rule (whether of the State of Arizona or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Arizona. The parties agree that each of them is and shall remain subject to the exclusive in personam, in rem and subject matter jurisdiction of the courts of the State of Arizona (including the Federal District Court for the District of Arizona) for all purposes pertaining to this. Agreement and all documents and instruments executed in connection or in any way pertaining thereto.

     13. HEADINGS. Title or captions contained in this Agreement are inserted only as a matter of convenience and for reference. Such titles and captions shall not be construed to define, limit, extend or describe the scope of this Agreement nor the intent of any provision thereof.

     14. GENDER AND NUMBER. Whenever required by the context hereof, the singular shall include the plural and vice versa, and the masculine gender shall include the feminine and neuter genders and vice versa.

     15. FURTHER INSTRUMENTS. Each party hereby agrees that it shall, from time to time and at such time as may be required, take such further actions and execute such further documents as may be reasonably required and necessary to effectuate the provisions hereof.

     16. ATTORNEYS' FEES. In case of any action or proceeding to compel compliance with, or for a breach of, any of the terms and conditions of this Agreement, the prevailing party shall be entitled to recover from the non-prevailing party costs of such action or proceedings, including without limitation reasonable attorneys' fees, costs and disbursements.

     17. TIME OF ESSENCE. Time is of the essence hereof.

     18. COMPUTATION OF TIME. In computing any period of time pursuant to this Agreement, the day or date of the act, notice, event or default from which the designated period of time begins to run will not be included. The last day of the period so computed will be included, unless it is a Saturday, Sunday or a legal holiday in the State of Arizona, in which event the period runs until the end of the next day which is not a Saturday, Sunday or such legal holiday.

     19. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement between the parties. This Agreement supersedes any prior agreement or understanding among the parties and may not be modified or amended in any manner other than as set forth herein.

     20. SURVIVAL. It is the express intention land agreement of the parties that all covenants, agreements, statements, representation and warranties made in this Agreement shall survive the execution and delivery of this Agreement.

     21. WAIVERS. No modification or waiver of any provision of this Agreement shall be effective unless the same be in writing executed, by the party to be charged with such modification or waiver. Neither the. waiver by a party of a breach of or a default under any of the provisions of this Agreement, nor the failure of a party on one or more occasions to enforce any of the provisions of this Agreement or to exercise any right, remedy or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any such provisions, rights remedies or privileges hereunder.

     22. EXERCISE OF RIGHTS. No failure or delay on the part of a party in exercising any right, power or privilege hereunder and no course of dealing between the parties shall operate as a waiver or abandonment thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein expressly provided are cumulative and not exclusive of any other rights or remedies which party would otherwise have at law or in equity otherwise.

     23. LIMITATION ON BENEFITS ON THIS AGREEMENT. It is the explicit intention of the parties that (a) no person or entity other than the parties (or their respective successors and assigns as permitted hereunder) is or shall be entitled to bring any action or enforce any provision of this Agreement against any party, and (b) the covenants, undertakings and agreements set forth in this Agreement shall be solely for the benefit of, and shall be enforceable only by, the parties (or their respective successors and assigns as permitted hereunder).

     24. NOTICES. Notices and other communications hereunder shall be sufficient if in writing and if sent by registered or certified mail, by express courier or by hand-delivery to Employee at the last address Employee has filed in writing with the Company or to the Company at its principal executive offices, or at such other address as such party may advise the other party in writing.

     25. AMENDMENT. This Agreement may be amended, supplemented or modified only by a written instrument signed by all of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                        EMPLOYEE:

                                        Signature: /s/ Robert P. Lobban
                                                   -----------------------------
                                        Print Name: Robert P. Lobban
                                                    ----------------------------

                                        COMPANY:

                                        TITAN MOTORCYCLE COMPANY OF AMERICA,
                                        INC., a Nevada corporation

                                        By /s/ Sandra Lahood
                                           -------------------------------------
                                           Its